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                                                                  EXHIBIT 23.5


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement on Form S-4, our report dated January 14, 1994 appearing in the Westamerica Financial Registration Statement on Form S-4 (File No. 33-55417) filed on October 5, 1994 with the Securities and Exchange Commission pursuant to the Securities Act of 1933.


/s/ Grant Thornton LLP
- ----------------------
Grant Thornton LLP


Stockton, California
February 6, 1995